EXHIBIT 10.3

March 27, 2019

Christian Boas
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Emile Boas
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Dreda / Sylvie Boas
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RE: Extension of the Long Stop Date for the Sale and Purchase of the Shares of S.R.I.F. NV

Dear Sir/Madam,
We refer to the agreement for the sale and purchase of the shares of S.R.I.F. NV among Christian Boas, Emile Boas, Dreda general partnership under Belgian law and Sylvie Boas (together, the “Sellers”), Spirit AeroSystems Belgium Holdings BVBA (the “Purchaser”) and Spirit AeroSystems Holdings, Inc. (together with the Purchaser, “Spirit”), as amended by the Letter Agreement dated March 19, 2019 (the “Agreement”). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Agreement.
As it is our understanding that the Parties desire to extend the Long Stop Date in order to provide additional time for the Competition Condition to be satisfied, we hereby seek the agreement of the Sellers to replace and restate the definition of Long Stop Date in the Agreement as follows:
“Long Stop Date means May 4, 2019;”
Additionally, notwithstanding Clause 3.3.1 of the Agreement requiring the Sellers to provide a draft of the Best Estimate to the Purchaser five (5) Business Days prior to Closing, we hereby seek the agreement of the Sellers to provide a draft of the Best Estimate to the Purchaser no later than ten (10) Business Days prior to Closing.
The Parties acknowledge and agree that this Letter Agreement has been negotiated by the Parties in good faith.
This letter agreement constitutes a written agreement by and among the Parties as set forth in Clause 25.8 of the Agreement.
All terms used but not defined herein shall have the meaning set forth in the Agreement. Clause 26 of the Agreement shall apply also to this letter agreement.

[Signature Page Follows]

Yours faithfully on behalf of Spirit,
/s/ Sam J. Marnick
Mrs. Sam. J. Marnick

For acknowledgment and acceptance,
On behalf of the Sellers:

/s/ Christian Boas
Mr. Christian Boas
Date: March 28, 2019

/s/ Emile Boas
Mr. Emile Boas
Date: March 28, 2019

/s/ Sylvie Boas
Mrs. Sylvie Boas
Date: March 28, 2019

/s/ Sylvie Boas
Dreda General Partnership
Mrs. Sylvie Boas
Director
Date: March 28, 2019

Cc: Eubelius CVBA
Marieke Wyckaert and Matthias Wauters
Avenue Louise 99, 1050 Brussels (Belgium)